UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2021 (February 2, 2021)

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Offering

Underwriting Agreement

On February 2, 2021, United States Steel Corporation (the “Company”) executed and delivered an underwriting agreement with Morgan Stanley & Co. LLC as the underwriter (the “Underwriter”) (the “Underwriting Agreement”) relating to the purchase of 42,000,000 shares of its common stock (the “Shares”), for gross proceeds of approximately $699 million. The Company granted the Underwriter a 30-day option to purchase up to 15% additional Shares from the Company. The Underwriting Agreement contains customary representations, warranties and agreements by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities. A copy of the Underwriting Agreement is included in this Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The summary description of the terms of the Underwriting Agreement in this report is qualified in its entirety by reference to Exhibit 1.1.

On February 5, 2021, the Company issued and sold the Shares to the Underwriter as contemplated by the Underwriting Agreement. The Shares were sold pursuant to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-229713) filed on February 15, 2019 and the related prospectus dated February 15, 2019, as supplemented by the prospectus supplement dated February 2, 2021 relating to the Shares. A copy of the opinion of counsel of the Company relating to the validity of the Shares is attached hereto as Exhibit 5.1.

Item 7.01 Regulation FD Disclosure.

On February 2, 2021, the Company issued a press release announcing that it had priced its previously announced offering of Shares. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement for the Shares, dated February 2, 2021

5.1	Opinion of Milbank LLP

23.1	Consent of Milbank LLP (included in Exhibit 5.1)

99.1	Press Release dated February 2, 2021

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Manpreet S. Grewal
Name: Manpreet S. Grewal
Title: Vice President & Controller

Dated: February 5, 2021